CHACONIA INCOME & GROWTH

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SEMI-ANNUAL REPORT
JUNE 30, 2001



                         CHACONIA INCOME & GROWTH FUND

The performance of the Chaconia Income and Growth Fund, like many equity-based funds operating in the United State stock market in the first half of the current financial year was influenced by the developements which occured in bith the U.S. macro-economy and the industrial sectors in which the fund's investments are located. Ingeneral, our Fund essentially reflected the trends which manifested themselves during the period the highlights of whihc are outlined below. Notwithstanding these observed trends however, the Fund was able to partially cushion the full adverse impact of the environment which prevailed in the period.

U.S. Market Review for 1st Half 2001
The U.S. equity markets were largely negative for the first six months of 2001 due to a steady decline in corporate profitability and continued investor concern over future earnings growth. U.S. businesses curtailed their capital spending which had driven the economic expansion of the previous decade. However, consumer spending held up reasonably well during the period, which suggests that the consumer does not anticipate a severe or prolonged economic slowdown.

The S&P 500 ended the six-month period down 6.7%. However, a strong second quarter cut the losses by more than half as the S&P was down over 15% year-to-date during April of 2001. The positive second quarter followed four straight quarters of flat to negative returns for the U.S. equity markets. The technology-loaded NASDAQ index continued to suffer the greatest declines as it posted a 13% loss for the six-month period. Investors continued to question whether many of these stocks could support the earnings growth expectations built into their valuations. As a result, value stocks in general outperformed their growth counterparts continuing a trend that started in 2000. The difference in return between the Russell 1000 Value and the Russell 1000 Growth indices was almost 13% for the first half of the year. Investors showed a definite preference for companies with proven earnings histories and that traded at reasonable valuation multiples.

Few economic sectors escaped the market declines. Only the Basic Materials, Consumer Cyclicals, and Transportation sectors managed to end the six months in positive territory. The Technology sector continued to lead on the downside losing another 15%, after losing over 40% in 2000. However, technology stocks began to show signs of life during the second quarter. The Health Care sector also experienced a setback during the first half of the year after gaining almost 35% during 2000.

Market breadth was a positive indicator during the first half of the year. Although the largest of the large cap stocks generally struggled during this period, more than half of the S&P 500 actually posted a positive return. Whereas the mega-cap stocks led the bull market of the late 1990's, the balance of the large cap universe is attempting to lead the U.S. equity markets out of their recent slump.

Equity Outlook for Second Half of 2001

We believe the equity markets have a favorable outlook for the remainder of the year. Due to the economic slowdown, the Federal Reserve acted aggressively and cut interest rates six times during the first six months of the year, and then started the third quarter off with an additional reduction in interest rates. The federal funds rate now stands at 3.50 percent, which represents its lowest level since early 1994. The Federal Reserve has been able to act aggressively due to a lack of any inflation threat. Economic recoveries generally lag interest rate reductions by six to nine months, and therefore history would indicate the prospects for a rebound by year-end are strong. And since equity markets typically move in advance of an economic recovery, the prospects for a year-end market rally are also favorable.

Although second quarter corporate earnings did not indicate much improvement from the first quarter, investors are now focused on company guidance for the rest of the year. Signs indicate that corporate cost structures have been reduced, inventories have been worked off, and that borrowing costs continue to decline. Although U.S. gross domestic product was roughly flat during the second quarter, recent economic reports suggest that the economy is steadying and preparing for a recovery. We believe the Federal Reserve's continued easing policy, the recently enacted tax cuts, and moderating energy prices will sustain consumer spending and begin to improve corporate profitability. The result should be higher stock prices over the next twelve months.

The fund is well positioned to benefit from an improving economic environment. We are focusing on companies across all sectors that will benefit from an economic rebound and the broadening of the U.S. equity market's performance. Due to recent market declines, we have been able to identify companies with above-average growth prospects trading at historically low valuation multiples. As a result, we continue to maintain a greater than two-thirds weighting in stocks due to our positive outlook for U.S. equities.


/s/ Clarry Benn
----------------
Clarry Benn
President


                       CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2001
(Unaudited)

ASSETS:
      Investments, at value
           (cost $35,687,434)               $38,864,557
      Dividends receivable                       12,926
      Interest receivable                       130,891
      Other assets                                4,458
                                            -------------
      Total assets                           39,012,832
                                            -------------

LIABILITIES:
      Payable to Adviser                         38,167
      Accrued distribution fees                 123,090
      Accrued service fees                       81,566
      Other accrued expenses                     94,080
                                               --------
      Total liabilities                         336,903
                                               ---------

NET ASSETS                                  $38,675,929
                                            =============


NET ASSETS CONSIST OF:
      Capital stock ($0.01 par value)
           and paid in capital              $42,774,760
      Undistributed net realized
           loss on investments               (7,370,216)
      Undistributed net investment income        94,262
      Net unrealized appreciation
           on investments                     3,177,123
                                           -------------
      Total net assets                      $38,675,929
                                           =============

Shares outstanding (8,000,000 shares
      authorized)                             3,650,933

Net asset value, redemption price
      and offering price per share               $10.59
                                           =============

Statement of Operations
Six Month Ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:
    Dividend income (net of foreign withholding
        tax of $1,375)                                   250,469
    Interest income                                      358,368
                                                        ----------
    Total investment income                              608,837
                                                        ----------

EXPENSES:
    Advisory fees                                         87,075
    Distribution fees                                     99,833
    Shareholder servicing and accounting costs           120,075
    Professional fees                                     43,573
    Administration fees                                   21,255
    Directors fees                                         9,865
    Service fees                                          49,923
    Reports to shareholders                               12,647
    Custody fees                                           5,537
    Federal and state registration fees                      465
    Other                                                 17,090
                                                        -----------
    Total expenses                                       467,338
                                                        -----------

NET INVESTMENT INCOME                                    141,499
                                                        -----------
REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS:

    Net realized loss on investments                  (2,820,266)
    Net change in unrealized appreciation
         (depreciation) on investments                 2,713,091
                                                      -------------
    Net realized and unrealized loss
         on investments                                 (107,175)
                                                      -------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                           $ 34,324
                                                      ==============

                     SEE NOTES TO THE FINANCIAL STATEMENTS.


                       CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments
June 30, 2001
(Unaudited)

   Number of                                              Market
    Shares                                                 Value
----------------------------------------------------------------------

                 COMMON STOCKS - 75.1%
                 Basic Materials - 0.9%
    10,500       Dow Chemical Co.                        $ 349,125
                                                        --------------
                 Capital Goods - 5.3%

    10,000       Calpine Corporation *                     378,000
    20,000       General Electic Co.                       975,000
    13,400       General Public Utilities Corporation      471,010
     7,000       International Rectifier Corporation       238,700
                                                        --------------
                                                         2,062,710
                                                        --------------
                 Consumer Cyclicals - 7.6%
    47,900       Mattel, Inc.                              906,268
   225,000       Rite Aid Corporation                    2,025,000
                                                         -------------
                                                         2,931,268
                                                        --------------
                 Consumer Staples - 2.2%
     9,000       The TJX Companies, Inc.                   286,830
    13,000       Tricon Global Restaurants, Inc.           570,700
                                                        --------------
                                                           857,530
                                                        --------------
                 Financial Services - 11.2%
    15,400       American General Corporation              715,330
     4,350       American International Group              374,100
     9,000       Bear Stearns Companies, Inc.              530,730
    19,000       Citigroup, Inc.                         1,003,960
    10,600       Fannie Mae                                902,590
     3,700       Marsh & McLennan Companies, Inc.          373,700
     6,948       Morgan Stanley Dean Witter                446,270
                                                        --------------
                                                         4,346,680
                                                        --------------
                 Health Care - 18.9%
     8,000       American Home Products Corporation        467,520
     8,900       Barr Laboratories, Inc. *                 626,649
     9,200       Bristol-Meyers Squibb Co.                 481,160
    22,000       Chiron Corporation                      1,122,000
    18,000       Elan Corp. Plc ADR                      1,098,000
    10,000       King Pharmaceuticals, Inc. *              537,500
     9,000       Lilly (Eli) & Co.                         666,000
     9,000       Merck & Co, Inc.                          575,190
    11,000       Pfizer, Inc.                              440,550
    21,000       Watson Pharmaceuticals Inc.             1,294,440
                                                        --------------
                                                         7,309,009
                                                        --------------

                     See Notes to the Financial Statements.

Schedule of Investments - (Continued)
June 30, 2001
(Unaudited)

   Number of                                              Market
    Shares                                                 Value
----------------------------------------------------------------------

                 Integrated Oils - 4.6%
     4,764       BP Amoco PLC-Sponsored ADR              $ 237,486
    11,400       Exxon Mobil Corporation                   995,790
    20,000       Occidental Petroleum Corp.                531,800
                                                        --------------
                                                         1,765,076
                                                        --------------
                 Mutual Funds - 7.3%
 1,544,123       Trinidad & Tobago Unit Trust
                 Corporation                             2,832,385
                                                        --------------

                 Telecommunications - 5.4%
    12,000       BellSouth Corporation                     483,240
    18,000       Centurytel, Inc.                          545,400
    28,000       Nokia Corp. Sponsored ADR                 617,120
     8,000       Verizon Communications Inc.               428,000
                                                        --------------
                                                         2,073,760
                                                        --------------
                 Technology - 11.7%
    33,000       Adaptec, Inc. *                           328,020
    38,000       Atmel Corporation                         512,620
    18,000       Cisco Systems, Inc. *                     327,600
    12,000       Flextronics International Ltd.            313,320
    14,000       Hewlett Packard Co.                       400,400
     8,200       IBM Corporation                           926,600
    28,000       Intel Corporation                         819,000
     5,000       Microsoft Corporation *                   365,000
    18,000       SunGard Data Systems, Inc. *              540,180
                                                        --------------
                                                         4,532,740
                                                        --------------
                 Total Common Stocks (cost $26,173,102)  $ 29,060,283
                                                        --------------

                     See Notes to the Financial Statements.

Schedule of Investments - (Continued)
June 30, 2001
(Unaudited)

   Principal                                              Market
    Amount                                                 Value
----------------------------------------------------------------------

                 FIXED INCOME SECURITIES

                 CORPORATE BONDS - 7.2%

                 Automotive - 3.3%
 $ 300,000       Ford Motor Co.                          $ 272,753
                 6.50% due 08/01/18
   300,000       General Motors Acceptance Corp.
                 7.62% due 06/15/04                        315,029
   300,000       Honda Auto Lease Trust Series 1999-A
                 Class A5                                  305,333
                 6.65% due 07/15/05
   350,000       Household Finance Corporation             365,792
                 7.20% due 07/15/06                     --------------
                                                         1,258,907
                                                        --------------
                 Banking - 0.5%
   200,000       American Express Credit Corp.             211,101
                 7.20% due 09/17/07                     --------------

                 Communications - 1.7%
   350,000       Cox Communications Inc.                   357,057
                 6.87% due 06/15/05
   350,000       Sprint Capital Corp.                      298,012
                 6.87% due 11/15/28                     --------------
                                                           655,069
                                                        --------------

                 Consumer Cyclicals - 0.8%
   300,000       Wal-Mart Stores, Inc.                     323,355
                 7.25% due 06/01/13                     --------------

                 Cruise Lines - 0.9%
   350,000       Carnival Corp.                            336,076
                                                         -------------
                 6.15% due 04/15/08
                 Total Corporate Bonds (cost $2,440,841) 2,784,508
                                                        --------------

                 U.S. Treasury Obligations - 6.8%
    300,000      U.S. Treasury Bond                        303,501
                 6.00% due 02/15/26
  1,000,000      U.S. Treasury Note                      1,074,609
                 6.50% due 02/15/10
  1,000,000      U.S. Treasury Note                      1,065,079
                 6.75% due 05/15/05
    200,000      U.S. Treasury Note                        204,845
                 6.38% due 06/30/02
                 Total U.S. Treasury Obligations
                 (cost $2,558,757)                     $ 2,648,034
                                                     ---------------

                     See Notes to the Financial Statements.

Schedule of Investments - (Continued)
June 30, 2001
(Unaudited)

   Principal                                                                      Market
    Amount                                                                         Value
-----------------                                                           -----------------
                 U.S. GOVERNMENT AGENCY - 10.9%
  $ 892,466      Federal Home Loan Mortgage Company                              $ 911,393
                 7.50% due 01/01/30
  1,000,000      Federal National Mortgage Association                           1,060,997
                 7.00% due 07/15/05
    703,316      Federal National Mortgage Association                             718,247
                 7.50% due 08/02/30
    837,658      Government National Mortgage Association II Pool #2741            826,154
                 6.50% due 04/20/29
    657,824      Government National Mortgage Association II Pool #2884            680,003
                 8.00% due 02/20/30                                            ---------------
                 Total U.S. Government Agency (cost $4,039,170)                $ 4,196,794
                                                                               ---------------



   Number of                                                                      Market
    Shares                                                                         Value
---------------                                                                ----------------
                 SHORT-TERM INVESTMENTS - 0.5%
                 Money Market Fund - 0.5%
    174,938      Firstar U.S. Treasury Money Market Fund                           174,938
                                                                                --------------
                 Total Short-Term Investments (cost $174,938)                    $ 174,938
                                                                                --------------
                 Total investments - 100.5% (cost $35,687,434)                $ 38,864,557
                                                                                ==============
                 Liabilities less other assets - (0.5)%                           (188,628)
                                                                                --------------
                 TOTAL NET ASSETS - 100.0%                                       $ 38,675,929
                                                                                ==============
             * Non-income producing security.
             f Foreign

                     See notes to the financial statements.

                       CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                        Six Month Ended         Year Ended
                                                         June 30, 2001       December 31, 2000
                                                        ------------------- -------------------
                                                          (Unaudited)
OPERATIONS:
       Net investment income                               $ 141,499            $ 292,335
       Net realized loss on investments                   (2,820,266)          (4,523,512)
       Net change in unrealized appreciation
              (depreciation) on investments                2,713,091           (2,791,715)
                                                       ------------------  ------------------
       Net increase (decrease) in net assets
             from operations                                  34,324           (7,022,892)
                                                       ------------------  ------------------
DISTRIBUTIONS TO SHAREHOLDERS:
       From net investment income                                (71)            (294,735)
       From net realized gains                                     -                    -
                                                       ------------------  ------------------
       Total distributions                                       (71)            (294,735)
                                                       ------------------  ------------------

CAPITAL SHARE TRANSACTIONS:
       Proceeds from shares sold                           1,315,196            9,756,565
       Reinvestment of dividends                                  91              201,597
       Payment for shares redeemed                        (5,933,463)         (22,280,243)
       Net (decrease) in net assets from               ------------------  ------------------
             capital share transactions                   (4,618,176)         (12,322,081)
                                                       ------------------  ------------------

TOTAL (DECREASE) IN NET ASSETS                            (4,583,923)         (19,639,708)

NET ASSETS:
       Beginning of year                                  43,259,852           62,899,560
                                                       -----------------   ------------------
       End of year (including distributions in          $ 38,675,929         $ 43,259,852
       excess of net investment income of              =================   ==================
       $94,262 and ($73,603))

CHANGES IN SHARES OUTSTANDING:
       Shares sold                                           125,871              820,479
       Shares issued to holders in
             reinvestment of dividends                             8               18,983
       Shares redeemed                                      (569,253)          (1,843,806)
                                                            ------------        ----------
       Net decrease                                         (443,374)          (1,004,344)
                                                       =================   ==================

                     See Notes to the Financial Statements.

  CHACONIA INCOME & GROWTH FUND, INC.

Financial Highlights


                                         Six Months
                                            Ended   Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                         06/30/2001 12/31/2000  12/31/1999  12/31/1998  12/31/1997  12/31/1996
                                         ---------- -----------  ----------- ---------- ----------  -----------
                                        (Unaudited)

Per Share Data (for a share
outstanding throughout the year):

Net asset value, beginning
     of year                              $10.57     $12.34        $12.47      $11.47       $10.44       $12.13
                                          --------   -------       ------      -------      -------      -------
Income from investment operations:
     Net investment income                  0.04       0.07          0.14        0.11         0.08         0.13
     Net realized and unrealized
        gain (loss) on investments         (0.02)     (1.77)         0.20        1.71         2.00         0.55
                                           ------     ------         ----        ----         -----        ------
     Total from investment operations       0.02      (1.70)         0.34        1.82         2.08         0.68
                                           ------     ------         ----        ------       -----        -------
Less distributions:

     From net investment income                -      (0.07)        (0.14)      (0.11)       (0.09)       (0.17)
     In excess of net investment income        -          -             -           -            -        (0.01)
     From net realized gains                   -          -         (0.33)      (0.71)       (0.96)       (2.15)
     In excess of net realized gains on

        investments                            -          -             -           -            -        (0.04)
                                        ---------   -----------  ----------- ----------- ------------  -----------
     Total distributions                       -      (0.07)        (0.47)      (0.82)       (1.05)       (2.37)
                                        ---------   ----------   ----------- ----------- ------------  -----------
     Net asset value, end of year         $10.59     $10.57        $12.34      $12.47       $11.47       $10.44
                                        ==========  ==========   ===========  ========== ============  ============

Total return                                0.19%     (13.76)%       2.73%      15.87%       19.98%        5.61%

Supplemental data and ratios:
     Net assets, end of period
       (in thousands)                     $38,676    $43,260       $62,900     $43,762      $18,500      $10,132

     Ratios of net expenses to average
        net assets                         2.34%      1.94%         1.73%        1.99%        2.55%        2.84%

     Ratio of net investment income to
        average net                         0.71%    0.54%         1.19%         1.21%        0.98%        1.03%

     Portfolio turnover rate               11.64%     62.44%        65.75%      41.23%       35.04%       72.91%

                     See Notes to the Financial Statements.

                       CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------


Notes to the Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Chaconia Income & Growth Fund, Inc. (the "Fund") is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a) Investment Valuation - Securities traded on national securities exchanges are valued at the last sales price. Over-the-counter securities and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Short-term securities which mature in 60 days or less are valued at cost, which, when combined with accrued interest receivable, approximates fair value.

b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and it intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

c) Distributions to Shareholders - Dividends from net investment income and distribution of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   INVESTMENT TRANSACTIONS AND TAX INFORMATION
The  aggregate   purchases  and  sales  of  securities,   excluding   short-term
investments, by the Fund for the year ended June 30, 2001, were as follows:


                                                Purchases              Sales
                                               -----------          ------------
         U.S. Government.......................$4,976,046           $7,423,767
         Other................................. 4,662,202            6,652,725

At June 30, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                                      $   5,060,664
Depreciation                                         (1,947,490)
                                                 ---------------
Net appreciation on investments                  $   3,113,174
                                                 ===============

At June 30, 2001, the cost of investments for federal income tax purposes was $35,687,434.

3.   AGREEMENTS AND RELATED PARTY TRANSACTIONS
On July 5, 2000 the Fund entered into an investment advisory and management agreement with Earnest Partners, LLC (the "Adviser"). Prior to this date, Invesco Capital Management, Inc. ("Invesco") served as the Investment Adviser of the Fund. Under the new agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million. Prior to the new investment advisory agreement with the Adviser, Invesco provided investment advisory and management services to the Fund at the same fee schedule.

Firstar Mutual Fund Services, LLC began serving as Transfer Agent, Administrator and Accounting Services Agent for the Fund on November 17, 2000. Prior to this date, American Data Services, Inc. provided these services. Firstar Bank, N.A. serves as custodian for the Fund.

During 1999, the Fund entered into a service agreement with Chaconia Financial Services Corp. ("CFSC"), a registered broker-dealer, for personal service and/or the maintenance of shareholder accounts. Service fees are calculated at 0.25% of each shareholder account opened with the Fund as a result of a sale made by CFSC of the Fund's shares.

The Board of Directors has adopted a Distribution Plan (the "Plan") applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund's shares of up to 0.50% of the average daily net assets of the Fund.

For the six months ended June 30, 2001, the Fund incurred legal fees of $32,641 to Foley & Lardner (counsel for the Fund). Mr. Ulice Payne, a partner of the firm, is an officer of the Fund.

Firstar Bank N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Fund. Firstar Mutual Fund Services, LLC, a wholly owned limited liability company of Firstar Bank, N.A., serves as transfer agent, administrator and accounting services agent for the Fund.